Principal Funds, Inc.
Supplement dated January 24, 2020
to the Statutory Prospectus dated March 1, 2019
(as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR MIDCAP GROWTH FUND
In the Management section, under Sub-Advisor and Portfolio Managers, add the following alphabetically to the list of portfolio managers:
Marc R. Shapiro (since 2019), Senior Vice President/Co-Portfolio Manager

MANAGEMENT OF THE FUNDS
In The Sub-Advisors section under Columbus Circle Investors, delete the second paragraph and replace with the following:
For the MidCap Growth Fund, Michael Iacono is the lead Portfolio Manager, and Christopher T. Corbett, Clifford G. Fox and Marc R. Shapiro are Co-Portfolio Managers. Mr. Iacono has the final decision making authority, but Mr. Corbett, Mr. Fox and Mr. Shapiro have the authority to execute trades in Mr. Iacono’s absence.
In The Sub-Advisors section under Columbus Circle Investors, add the following alphabetically to the list of portfolio managers:
Marc R. Shapiro has been with CCI since 2004. He earned a B.A. in Finance and Marketing from Emory University.